                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                                                            Distribution Date:                 4/16/01
----------------------------------------------------------------------------------------------------------------------------
(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)         Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      3,366,113.33
             Class B Note Interest Requirement                        294,260.56
             Class C Note Interest Requirement                        408,935.00
                       Total                                        4,069,308.89

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           4.74111
             Class B Note Interest Requirement                           4.94556
             Class C Note Interest Requirement                           5.34556

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        714,000,000
               Class B Note Principal Balance                         59,500,000
               Class C Note Principal Balance                         76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00



                                                               By:
                                                                                 --------------------
                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President
